SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 2006


                           MOTORSPORTS EMPORIUM, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                        0-32323                 20-1217659
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                  Number)           Identification Number)


             16055 N. Dial Blvd., Suite 5, Scottsdale, Arizona 85260
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (480) 596-4002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-120

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

ISSUANCE OF SERIES C PREFERRED STOCK

     On September 13, 2006, the Company issued 200,000 shares of Series C Preferred Stock ("Pf C Shares") to David W. Keaveney, the Company's President in exchange for the cancellation of $10,000 in accrued, but unpaid, compensation due to Mr. Keaveney.

     The Pf C Shares have the following voting powers, designations, preferences, limitations, restrictions and relative rights:

     a.   Designation: Series C Preferred Stock
     b.   Authorized Shares of Series C Preferred Stock: 3,000,000
     c.   Liquidation Rights: None
     d.   Dividend Rights: None
     e.   Conversion Rights: None
     f.   Mandatory Redemption Rights: None
     g.   Voting Rights: 3,000 votes per share

     Since the Pf C Shares issued to Mr. Keaveney carry super-voting rights of 3,000 votes per share, Mr. Keaveney is entitled to 600 million votes on matters submitted to the Company's shareholders for vote. As a result of Mr. Keaveney's voting power, he effectively controls the Company and is considered a "control person" under applicable SEC regulations.

SECURITY OWNERSHIP AS OF SEPTEMBER 13, 2006

     The following table sets forth security ownership information as of the close of business on September 13, 2006, of the Company's issued and outstanding shares of common stock and Series C Preferred Stock held by management and any person known to management who owns more than 5% of the Company's common stock and Series C Preferred Stock.

                                                                                Amount and
                                                                                 Nature of
   Name and Address                     Title Of              Beneficial         Percent of
  of Beneficial Owner                    Class                  Owner              Class
  -------------------                    -----                  -----              -----
David Keaveney                           Common              11,702,170             2.56%
16055 N. Dial Blvd. Suite 5        Series C Preferred           200,000           100.00%
Scottsdale, Arizona 85260

Rhonda Keaveney                          Common               1,200,000      Less than 1%
16055 N. Dial Blvd. Suite 5
Scottsdale, Arizona 85260

Tracey Baron
16055 N. Dial Blvd., Suite 5             Common              31,640,445             6.93%
Scottsdale, Arizona 85260

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
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not Applicable.

     (d)  Exhibits.

          99.1 Certificate of Designation Series C Preferred Stock

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 14, 2006

                                   MOTORSPORTS EMPORIUM, INC.

                                   By: /s/ David Keaveney
                                      --------------------------------
                                      David Keaveney
                                      President

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